Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Dear Investor,

Thank you for your continued interest in Genworth Financial, Inc.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) from continuing operations attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate for the company’s domestic segments and a 30% tax rate for its Australia Mortgage Insurance segment and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 41).

In the second quarter of 2020, the company recorded a goodwill impairment of $3 million, net of the portion attributable to noncontrolling interests, in its Australia mortgage insurance business.

During the second and first quarters of 2020, the company repurchased $52 million and $14 million, respectively, principal amount of Genworth Holdings, Inc.’s (Genworth Holdings) senior notes with 2021 maturity dates for a pre-tax gain of $3 million and $1 million, respectively. In January 2020, the company paid a pre-tax make-whole expense of $9 million related to the early redemption of Genworth Holdings’ senior notes originally scheduled to mature in June 2020 and Rivermont Life Insurance Company I, the company’s indirect wholly-owned special purpose consolidated captive insurance subsidiary, early redeemed all of its $315 million outstanding non-recourse funding obligations originally due in 2050 resulting in a pre-tax loss of $4 million from the write-off of deferred borrowing costs. These transactions were excluded from adjusted operating income (loss) as they relate to gains (losses) on the early extinguishment of debt.

The company recorded a pre-tax expense of $1 million in both the second and first quarters of 2020 and $4 million in the first quarter of 2019 related to restructuring costs as it continues to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 43 and 44 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

The company taxes its international businesses at their local jurisdictional tax rates and its domestic businesses at the U.S. corporate federal income tax rate of 21%. The company’s segment tax methodology applies the respective jurisdictional or domestic tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign withholding taxes and permanent differences between U.S. GAAP and local tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance products. The company considers new insurance written to be a measure of the company’s operating performance because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the company’s mortgage insurance businesses is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in-force for the company’s U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. Risk in-force in the Australia mortgage insurance business is computed using an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s mortgage insurance business in Australia. The company also has certain risk share arrangements in Australia where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in-force and risk in-force to be measures of its operating performance because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$10,196	$10,634	$10,752	$10,765	$10,744
Total accumulated other comprehensive income	4,447	3,815	3,433	3,622	3,013

Total Genworth Financial, Inc.’s stockholders’ equity	$14,643	$14,449	$14,185	$14,387	$13,757

Book value per share	$28.96	$28.61	$28.17	$28.57	$27.32
Book value per share, excluding accumulated other comprehensive income	$20.17	$21.05	$21.35	$21.38	$21.34
Common shares outstanding as of the balance sheet date	505.6	505.1	503.5	503.5	503.5

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
U.S. GAAP Basis ROE	(4.8)%	1.0%	3.2%	0.3%	1.5%
Operating ROE(1)	1.5%	3.3%	3.9%	0.9%	0.6%

	Three months ended
Quarterly Average ROE	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
U.S. GAAP Basis ROE	(16.9)%	(2.5)%	(0.6)%	0.7%	6.3%
Operating ROE(1)	(0.8)%	1.2%	0.9%	4.6%	6.7%

Basic and Diluted Shares	Three months ended June 30, 2020	Six months ended June 30, 2020
Weighted-average common shares used in basic earnings per share calculations	505.4	504.8
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	7.1	6.3

Weighted-average common shares used in diluted earnings per share calculations	512.5	511.1

(1)	See page 43 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,019	$1,015	$2,034	$1,033	$1,015	$1,001	$988	$4,037
Net investment income	786	793	1,579	794	816	816	794	3,220
Net investment gains (losses)	159	(152)	7	23	(2)	(46)	75	50
Policy fees and other income	174	181	355	188	191	223	187	789

Total revenues	2,138	1,837	3,975	2,038	2,020	1,994	2,044	8,096

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,486	1,361	2,847	1,346	1,284	1,251	1,282	5,163
Interest credited	139	141	280	138	146	146	147	577
Acquisition and operating expenses, net of deferrals	223	249	472	249	247	229	237	962
Amortization of deferred acquisition costs and intangibles	93	116	209	164	112	84	81	441
Goodwill impairment	5	—	5	—	—	—	—	—
Interest expense	44	52	96	60	59	60	60	239

Total benefits and expenses	1,990	1,919	3,909	1,957	1,848	1,770	1,807	7,382

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	148	(82)	66	81	172	224	237	714
Provision (benefit) for income taxes	46	(10)	36	26	34	66	69	195

INCOME (LOSS) FROM CONTINUING OPERATIONS	102	(72)	30	55	138	158	168	519
Income (loss) from discontinued operations, net of taxes(1)	(520)	—	(520)	(31)	(80)	60	62	11

NET INCOME (LOSS)	(418)	(72)	(490)	24	58	218	230	530
Less: net income (loss) from continuing operations attributable to noncontrolling interests	23	(6)	17	19	10	15	20	64
Less: net income from discontinued operations attributable to noncontrolling interests	—	—	—	22	30	35	36	123

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(441)	$(66)	$(507)	$(17)	$18	$168	$174	$343

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders	$79	$(66)	$13	$36	$128	$143	$148	$455
Income (loss) from discontinued operations available to Genworth Financial, Inc.’s common stockholders	(520)	—	(520)	(53)	(110)	25	26	(112)

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(441)	$(66)	$(507)	$(17)	$18	$168	$174	$343

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.16	$(0.13)	$0.03	$0.07	$0.25	$0.29	$0.29	$0.90
Diluted	$0.15	$(0.13)	$0.03	$0.07	$0.25	$0.28	$0.29	$0.89
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$(0.87)	$(0.13)	$(1.00)	$(0.03)	$0.04	$0.33	$0.35	$0.68
Diluted	$(0.86)	$(0.13)	$(0.99)	$(0.03)	$0.04	$0.33	$0.34	$0.67
Weighted-average common shares outstanding
Basic	505.4	504.3	504.8	503.5	503.5	503.4	501.2	502.9
Diluted(2)	512.5	504.3	511.1	510.4	511.2	508.7	508.6	509.7

(1)

Income (loss) from discontinued operations relates to the company’s former Canada mortgage insurance business that was sold on December 12, 2019 and its former lifestyle protection insurance business that was sold on December 1, 2015. During the second quarter of 2020, the company recorded an after-tax loss of $520 million in connection with a settlement agreement reached with AXA S.A. (AXA), including legal fees and other expenses, regarding a dispute over payment protection insurance claims sold by its former lifestyle protection insurance business. During the fourth quarter of 2019, the company also recorded an after-tax loss of $110 million prior to reaching the settlement agreement with AXA.

(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended March 31, 2020, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended March 31, 2020, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended March 31, 2020, dilutive potential weighted-average common shares outstanding would have been 509.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(441)	$(66)	$(507)	$(17)	$18	$168	$174	$343
Add: net income (loss) from continuing operations attributable to noncontrolling interests	23	(6)	17	19	10	15	20	64
Add: net income from discontinued operations attributable to noncontrolling interests	—	—	—	22	30	35	36	123

NET INCOME (LOSS)	(418)	(72)	(490)	24	58	218	230	530
Less: income (loss) from discontinued operations, net of taxes	(520)	—	(520)	(31)	(80)	60	62	11

INCOME (LOSS) FROM CONTINUING OPERATIONS	102	(72)	30	55	138	158	168	519
Less: net income (loss) from continuing operations attributable to noncontrolling interests	23	(6)	17	19	10	15	20	64

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	79	(66)	13	36	128	143	148	455

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(131)	115	(16)	(17)	(5)	43	(71)	(50)
Goodwill impairment, net(2)	3	—	3	—	—	—	—	—
(Gains) losses on early extinguishment of debt	(3)	12	9	—	—	—	—	—
Expenses related to restructuring	1	1	2	—	—	—	4	4
Taxes on adjustments	30	(29)	1	5	—	(8)	14	11

ADJUSTED OPERATING INCOME (LOSS)	$(21)	$33	$12	$24	$123	$178	$95	$420

ADJUSTED OPERATING INCOME (LOSS):
U.S. Mortgage Insurance segment	$(3)	$148	$145	$160	$137	$147	$124	$568
Australia Mortgage Insurance segment	1	9	10	12	12	13	14	51
U.S. Life Insurance segment:
Long-Term Care Insurance	48	1	49	19	21	37	(20)	57
Life Insurance	(81)	(77)	(158)	(164)	(25)	10	(2)	(181)
Fixed Annuities	28	6	34	30	3	19	17	69

Total U.S. Life Insurance segment	(5)	(70)	(75)	(115)	(1)	66	(5)	(55)

Runoff segment	24	(13)	11	17	10	9	20	56
Corporate and Other	(38)	(41)	(79)	(50)	(35)	(57)	(58)	(200)

ADJUSTED OPERATING INCOME (LOSS)	$(21)	$33	$12	$24	$123	$178	$95	$420

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$(0.87)	$(0.13)	$(1.00)	$(0.03)	$0.04	$0.33	$0.35	$0.68
Diluted	$(0.86)	$(0.13)	$(0.99)	$(0.03)	$0.04	$0.33	$0.34	$0.67
Adjusted operating income (loss) per share
Basic	$(0.04)	$0.07	$0.02	$0.05	$0.25	$0.35	$0.19	$0.84
Diluted	$(0.04)	$0.07	$0.02	$0.05	$0.24	$0.35	$0.19	$0.82
Weighted-average common shares outstanding
Basic	505.4	504.3	504.8	503.5	503.5	503.4	501.2	502.9
Diluted(3)	512.5	504.3	511.1	510.4	511.2	508.7	508.6	509.7

(1)

Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests and DAC and other intangible amortization and certain benefit reserves (see page 41 for reconciliation).

(2)

For the three and six months ended June 30, 2020, goodwill impairment was adjusted by $2 million related to the company’s mortgage insurance business in Australia for the portion attributable to noncontrolling interests.

(3)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended March 31, 2020, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended March 31, 2020, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended March 31, 2020, dilutive potential weighted-average common shares outstanding would have been 509.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$63,544	$59,051	$60,339	$61,233	$59,491
Equity securities, at fair value	206	188	239	239	262
Commercial mortgage loans(2)	6,945	6,944	6,976	7,045	7,030
Less: Allowance for credit losses	(28)	(29)	(13)	(12)	(11)

Commercial mortgage loans, net	6,917	6,915	6,963	7,033	7,019
Policy loans	2,182	2,052	2,058	2,069	2,076
Other invested assets	2,473	2,465	1,632	1,693	1,396

Total investments	75,322	70,671	71,231	72,267	70,244
Cash, cash equivalents and restricted cash	2,597	2,483	3,341	1,629	1,715
Accrued investment income	601	707	654	643	595
Deferred acquisition costs	1,718	1,898	1,836	1,881	1,980
Intangible assets and goodwill	223	263	201	210	229
Reinsurance recoverable	16,944	17,122	17,103	17,180	17,211
Less: Allowance for credit losses	(44)	(42)	—	—	—

Reinsurance recoverable, net	16,900	17,080	17,103	17,180	17,211
Other assets	454	456	443	479	516
Deferred tax asset	286	319	425	236	383
Separate account assets	5,536	4,967	6,108	6,005	6,187
Assets held for sale related to discontinued operations(3)	—	—	—	5,123	5,246

Total assets	$103,637	$98,844	$101,342	$105,653	$104,306

(1)

Amortized cost of $54,834 million and $54,136 million as of June 30, 2020 and March 31, 2020, respectively, and allowance for credit losses of $7 million and $— million as of June 30, 2020 and March 31, 2020, respectively.

(2)	Net of unamortized balance of loan origination fees and costs of $4 million as of June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019.
(3)

Prior to the sale on December 12, 2019, the assets of the company’s former Canada mortgage insurance business were held for sale related to discontinued operations and segregated in the consolidated balance sheets.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$41,463	$39,339	$40,384	$40,489	$39,583
Policyholder account balances	22,921	22,313	22,217	22,607	22,673
Liability for policy and contract claims	11,280	11,132	10,958	10,780	10,586
Unearned premiums	1,804	1,722	1,893	1,863	1,917
Other liabilities(1)	2,075	1,686	1,428	1,445	1,604
Non-recourse funding obligations	—	—	311	311	311
Long-term borrowings	2,817	2,851	3,277	3,706	3,711
Separate account liabilities	5,536	4,967	6,108	6,005	6,187
Liabilities held for sale related to discontinued operations(1),(2)	653	—	134	2,302	2,142

Total liabilities	88,549	84,010	86,710	89,508	88,714

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,996	11,993	11,990	11,986	11,983
Accumulated other comprehensive income (loss)	4,447	3,815	3,433	3,622	3,013
Retained earnings	899	1,340	1,461	1,478	1,460
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	14,643	14,449	14,185	14,387	13,757
Noncontrolling interests	445	385	447	1,758	1,835

Total equity	15,088	14,834	14,632	16,145	15,592

Total liabilities and equity	$103,637	$98,844	$101,342	$105,653	$104,306

(1)	Certain liability balances have been reclassified as of December 31, 2019 to conform to the current period presentation.
(2)

Liabilities related to discontinued operations as of June 30, 2020 relates to a contingent liability recorded in connection with a settlement agreement reached with AXA involving the sale of the company’s former lifestyle protection insurance business. The company also recorded a contingent liability as of December 31, 2019 prior to reaching the settlement agreement with AXA. In addition, prior to the sale on December 12, 2019, the liabilities of the company’s Canada mortgage insurance business were held for sale related to discontinued operations and segregated in the consolidated balance sheets.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2020
	U.S. Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$4,831	$2,216	$66,136	$3,355	$1,982	$78,520
Deferred acquisition costs and intangible assets	49	82	1,650	149	11	1,941
Reinsurance recoverable, net	—	2	16,164	734	—	16,900
Deferred tax and other assets	64	139	(121)	9	649	740
Separate account assets	—	—	—	5,536	—	5,536

Total assets	$4,944	$2,439	$83,829	$9,783	$2,642	$103,637

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$41,461	$2	$—	$41,463
Policyholder account balances	—	—	19,317	3,604	—	22,921
Liability for policy and contract claims	439	226	10,583	25	7	11,280
Unearned premiums	340	994	466	4	—	1,804
Other liabilities	115	192	1,142	48	578	2,075
Borrowings	—	138	—	—	2,679	2,817
Separate account liabilities	—	—	—	5,536	—	5,536
Liabilities related to discontinued operations	—	—	—	—	653	653

Total liabilities	894	1,550	72,969	9,219	3,917	88,549

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,897	422	6,546	538	(1,207)	10,196
Allocated accumulated other comprehensive income (loss)	153	22	4,314	26	(68)	4,447

Total Genworth Financial, Inc.’s stockholders’ equity	4,050	444	10,860	564	(1,275)	14,643
Noncontrolling interests	—	445	—	—	—	445

Total equity	4,050	889	10,860	564	(1,275)	15,088

Total liabilities and equity	$4,944	$2,439	$83,829	$9,783	$2,642	$103,637

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2020
	U.S. Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$4,385	$1,915	$62,482	$3,634	$1,445	$73,861
Deferred acquisition costs and intangible assets	48	81	1,855	166	11	2,161
Reinsurance recoverable, net	—	4	16,322	754	—	17,080
Deferred tax and other assets	109	146	(95)	(19)	634	775
Separate account assets	—	—	—	4,967	—	4,967

Total assets	$4,542	$2,146	$80,564	$9,502	$2,090	$98,844

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$39,337	$2	$—	$39,339
Policyholder account balances	—	—	18,684	3,629	—	22,313
Liability for policy and contract claims	230	184	10,702	10	6	11,132
Unearned premiums	366	876	476	4	—	1,722
Other liabilities	71	203	733	43	636	1,686
Borrowings	—	122	—	—	2,729	2,851
Separate account liabilities	—	—	—	4,967	—	4,967

Total liabilities	667	1,385	69,932	8,655	3,371	84,010

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,891	395	6,643	850	(1,145)	10,634
Allocated accumulated other comprehensive income (loss)	(16)	(19)	3,989	(3)	(136)	3,815

Total Genworth Financial, Inc.’s stockholders’ equity	3,875	376	10,632	847	(1,281)	14,449
Noncontrolling interests	—	385	—	—	—	385

Total equity	3,875	761	10,632	847	(1,281)	14,834

Total liabilities and equity	$4,542	$2,146	$80,564	$9,502	$2,090	$98,844

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Total
Unamortized balance as of March 31, 2020	$30	$32	$2,954	$158	$3,174
Costs deferred	3	3	(1)	—	5
Amortization, net of interest accretion	(1)	(3)	(74)	—	(78)
Impact of foreign currency translation	—	4	—	—	4

Unamortized balance as of June 30, 2020	32	36	2,879	158	3,105
Effect of accumulated net unrealized investment (gains) losses	—	—	(1,375)	(12)	(1,387)

Balance as of June 30, 2020	$32	$36	$1,504	$146	$1,718

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Adjusted Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$243	$226	$469	$237	$219	$206	$194	$856
Net investment income	31	33	64	30	31	28	28	117
Net investment gains (losses)	(1)	—	(1)	1	—	—	—	1
Policy fees and other income	1	2	3	1	1	1	1	4

Total revenues	274	261	535	269	251	235	223	978

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	228	19	247	11	23	—	16	50
Acquisition and operating expenses, net of deferrals	47	50	97	50	51	44	46	191
Amortization of deferred acquisition costs and intangibles	4	4	8	4	3	4	4	15

Total benefits and expenses	279	73	352	65	77	48	66	256

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(5)	188	183	204	174	187	157	722
Provision (benefit) for income taxes	(1)	40	39	43	37	40	33	153

INCOME (LOSS) FROM CONTINUING OPERATIONS	(4)	148	144	161	137	147	124	569

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	1	—	1	(1)	—	—	—	(1)
Taxes on adjustments	—	—	—	—	—	—	—	—

ADJUSTED OPERATING INCOME (LOSS)	$(3)	$148	$145	$160	$137	$147	$124	$568

SALES:
Flow New Insurance Written (NIW)	$28,400	$17,900	$46,300	$18,100	$18,900	$15,800	$9,600	$62,400

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2020				2019
	2Q		1Q		4Q		3Q		2Q		1Q
	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
Product
Monthly(1)	$25,900	91%	$16,400	92%	$16,300	90%	$16,800	89%	$13,900	88%	$8,400	87%
Single	2,500	9	1,500	8	1,800	10	2,100	11	1,900	12	1,200	13

Total Flow	$28,400	100%	$17,900	100%	$18,100	100%	$18,900	100%	$15,800	100%	$9,600	100%

FICO Scores
Over 735	$17,900	63%	$11,200	63%	$11,200	62%	$11,300	60%	$9,200	58%	$5,500	57%
680-735	8,900	31	5,800	32	6,000	33	6,300	33	5,500	35	3,300	35
660-679(2)	900	3	500	3	500	3	700	4	600	4	400	4
620-659	700	3	400	2	400	2	600	3	500	3	400	4
<620	—	—	—	—	—	—	—	—	—	—	—	—

Total Flow	$28,400	100%	$17,900	100%	$18,100	100%	$18,900	100%	$15,800	100%	$9,600	100%

Loan-To-Value Ratio
95.01% and above	$3,200	11%	$1,800	10%	$2,000	11%	$2,900	16%	$2,900	18%	$1,800	19%
90.01% to 95.00%	12,300	43	7,700	43	7,900	44	8,000	42	6,900	44	4,200	44
85.01% to 90.00%	8,100	29	5,500	31	5,600	31	5,500	29	4,300	27	2,500	26
85.00% and below	4,800	17	2,900	16	2,600	14	2,500	13	1,700	11	1,100	11

Total Flow	$28,400	100%	$17,900	100%	$18,100	100%	$18,900	100%	$15,800	100%	$9,600	100%

Origination
Purchase	$17,400	61%	$12,000	67%	$12,900	71%	$14,900	79%	$13,900	88%	$8,600	90%
Refinance	11,000	39	5,900	33	5,200	29	4,000	21	1,900	12	1,000	10

Total Flow	$28,400	100%	$17,900	100%	$18,100	100%	$18,900	100%	$15,800	100%	$9,600	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$217	$208	$425	$208	$213	$204	$193	$818

Flow New Risk Written	$7,011	$4,405	$11,416	$4,465	$4,647	$3,931	$2,403	$15,446

Primary Insurance In-Force(1)	$207,400	$198,500		$192,100	$186,300	$178,500	$170,400

Risk In-Force
Flow(2)	$49,851	$47,723		$46,228	$44,885	$42,917	$41,020
Bulk(3)	135	143		150	160	167	173

Total Primary	49,986	47,866		46,378	45,045	43,084	41,193
Pool	51	53		56	59	62	66

Total Risk In-Force	$50,037	$47,919		$46,434	$45,104	$43,146	$41,259

Primary Risk In-Force That Is GSE Conforming	93%	92%		93%	93%	93%	93%

Expense Ratio (Net Earned Premiums)(4)	21%	24%	22%	23%	24%	24%	25%	24%

Expense Ratio (Net Premiums Written)(5)	23%	26%	25%	27%	25%	24%	26%	25%

Flow Persistency	60%	76%		74%	75%	82%	86%

Risk To Capital Ratio(6)	12.0:1	12.2:1		12.2:1	11.9:1	11.8:1	11.9:1

PMIERs Sufficiency Ratio(7)	143%	142%		138%	129%	123%	123%

Average Primary Loan Size (in thousands)	$229	$226		$223	$221	$218	$215

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Primary insurance in-force represents aggregate loan balances for outstanding insurance policies and is used to determine premiums. Original loan balances are presented for policies with level renewal premiums. Amortized loan balances are presented for policies with annual, amortizing renewal premiums.

(2)

Flow risk in-force represents current loan balances as provided by servicers, lenders and investors and conforms to the presentation under the Private Mortgage Insurer Eligibility Requirements (PMIERs).

(3)	As of June 30, 2020, 87% of the bulk risk in-force was related to loans finmanced by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(4)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(7)

The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing for the U.S. mortgage insurance business. As of June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, the PMIERs sufficiency ratios were in excess of $1.2 billion, $1.1 billion, $1.0 billion, $850 million, $650 million and $600 million, respectively, of available assets above the PMIERs requirements.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Loss Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid claims
Flow
Direct	$18	$20	$38	$22	$28	$24	$30	$104
Assumed(1)	—	—	—	—	—	—	—	—
Ceded	—	—	—	—	—	—	—	—
Loss adjustment expenses	1	2	3	2	1	2	2	7

Total Flow	19	22	41	24	29	26	32	111
Bulk	—	—	—	1	—	—	—	1

Total Primary	19	22	41	25	29	26	32	112
Pool	—	—	—	—	1	—	—	1

Total Paid Claims	$19	$22	$41	$25	$30	$26	$32	$113

Average Paid Claim (in thousands)	$47.1	$45.0		$39.2	$44.2	$45.4	$49.0

Average Reserve Per Delinquency (in thousands)
Flow	$8.1	$14.8		$14.1	$15.5	$16.5	$17.4
Bulk loans with established reserve	$11.3	$12.4		$13.4	$13.3	$14.1	$13.8

Reserves:
Flow direct case	$378	$201		$204	$216	$222	$246
Bulk direct case	4	4		4	4	4	4
Assumed(1)	1	1		1	1	1	1
All other(2)	56	24		24	26	27	29

Total Reserves	$439	$230		$233	$247	$254	$280

Beginning Reserves	$230	$233	$233	$247	$254	$280	$296	$296
Paid claims	(19)	(22)	(41)	(25)	(30)	(26)	(32)	(113)
Increase (decrease) in reserves	228	19	247	11	23	—	16	50

Ending Reserves	$439	$230	$439	$233	$247	$254	$280	$233

Loss Ratio(3)	94%	8%	53%	4%	11%	-%	8%	6%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(3)

The ratio of benefits and other changes in policy reserves to net earned premiums. The company recorded a favorable reserve adjustment of $13 million and a favorable adjustment to net earned premiums of $14 million in the fourth quarter of 2019, which reduced the loss ratio by six percentage points for the three months ended December 31, 2019. The company also recorded a favorable reserve adjustment of $10 million in the second quarter of 2019, which reduced the loss ratio by five percentage points for the three months ended June 30, 2019. These adjustments reduced the loss ratio by three percentage points for the twelve months ended December 31, 2019.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	53,372	15,246		16,209	15,575	15,070	15,764
Bulk loans with an established reserve	422	345		348	375	347	360
Bulk loans with no reserve(1)	100	57		50	55	65	82

Total Number of Primary Delinquencies	53,894	15,648		16,607	16,005	15,482	16,206

Beginning Number of Primary Delinquencies	15,648	16,607	16,607	16,005	15,482	16,206	17,159	17,159
New delinquencies	48,557	8,214	56,771	8,738	8,650	7,705	8,539	33,632
Delinquency cures	(9,890)	(8,699)	(18,589)	(7,526)	(7,451)	(7,872)	(8,835)	(31,684)
Paid claims	(421)	(474)	(895)	(610)	(676)	(557)	(657)	(2,500)

Ending Number of Primary Delinquencies	53,894	15,648	53,894	16,607	16,005	15,482	16,206	16,607

Composition of Cures
Reported delinquent and cured-intraquarter	4,012	2,228		1,681	1,803	1,621	2,342
Number of missed payments delinquent prior to cure:
3 payments or less	4,588	4,901		4,457	4,280	4,567	4,862
4 - 11 payments	1,128	1,393		1,179	1,132	1,434	1,345
12 payments or more	162	177		209	236	250	286

Total	9,890	8,699		7,526	7,451	7,872	8,835

Primary Delinquencies by Missed Payment Status
3 payments or less	43,323	7,757		8,703	8,398	7,807	7,873
4 - 11 payments	7,507	4,953		4,919	4,411	4,243	4,755
12 payments or more	3,064	2,938		2,985	3,196	3,432	3,578

Primary Delinquencies	53,894	15,648		16,607	16,005	15,482	16,206

	June 30, 2020
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	43,044	$162	$2,687	6%
4 - 11 payments in default	7,404	111	388	29%
12 payments or more in default	2,924	105	147	71%

Total	53,372	$378	$3,222	12%

	December 31, 2019
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	8,524	$27	$386	7%
4 - 11 payments in default	4,836	78	224	35%
12 payments or more in default	2,849	99	145	68%

Total	16,209	$204	$755	27%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes they currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2020		2019
	2Q	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	904,753	876,912	860,214	842,692	818,358	792,800
Primary delinquent loans	53,894	15,648	16,607	16,005	15,482	16,206
Primary delinquency rate	5.96%	1.78%	1.93%	1.90%	1.89%	2.04%

Flow loans in-force	894,715	866,562	849,472	831,586	806,739	780,733
Flow delinquent loans	53,372	15,246	16,209	15,575	15,070	15,764
Flow delinquency rate	5.97%	1.76%	1.91%	1.87%	1.87%	2.02%

Bulk loans in-force	10,038	10,350	10,742	11,106	11,619	12,067
Bulk delinquent loans	522	402	398	430	412	442
Bulk delinquency rate	5.20%	3.88%	3.71%	3.87%	3.55%	3.66%

A minus and sub-prime loans in-force	11,712	12,243	12,792	13,450	14,180	14,712
A minus and sub-prime delinquent loans	2,470	2,077	2,283	2,339	2,367	2,530
A minus and sub-prime delinquency rate	21.09%	16.96%	17.85%	17.39%	16.69%	17.20%

Pool Loans
Pool loans in-force	3,818	4,071	4,122	4,261	4,331	4,470
Pool delinquent loans	151	132	167	168	177	187
Pool delinquency rate	3.95%	3.24%	4.05%	3.94%	4.09%	4.18%

Primary Risk In-Force by Credit Quality
Over 735	58%	58%	57%	57%	57%	57%
680-735	33%	33%	33%	33%	32%	32%
660-679(1)	4%	4%	5%	5%	5%	5%
620-659	4%	4%	4%	4%	5%	5%
<620	1%	1%	1%	1%	1%	1%

(1)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	June 30, 2020
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.15%	4.2%	$1,241	0.6%	$231	0.5%	13.55%
2005 to 2008	5.47%	30.2	14,017	6.8	3,193	6.4	13.20%
2009 to 2013	4.23%	2.7	5,461	2.6	1,267	2.5	4.55%
2014	4.46%	3.1	5,719	2.8	1,367	2.7	5.59%
2015	4.16%	5.1	11,858	5.7	2,843	5.7	5.51%
2016	3.89%	9.2	22,566	10.9	5,415	10.8	5.67%
2017	4.25%	11.5	23,845	11.5	5,752	11.5	6.55%
2018	4.77%	12.9	24,767	11.9	5,975	12.0	7.29%
2019	4.25%	18.4	52,068	25.1	12,690	25.4	5.77%
2020	3.58%	2.7	45,816	22.1	11,253	22.5	1.47%

Total	4.29%	100.0%	$207,358	100.0%	$49,986	100.0%	5.96%

	June 30, 2020		March 31, 2020		June 30, 2019
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$49,986	5.96%	$47,866	1.78%	$43,084	1.89%
Top 10 lenders	$15,803	6.62%	$15,099	1.82%	$12,597	2.11%
Top 20 lenders	$20,264	6.53%	$19,410	1.75%	$16,729	2.03%

Loan-to-value ratio
95.01% and above	$8,789	7.43%	$8,482	2.00%	$7,837	3.16%
90.01% to 95.00%	25,690	5.85%	24,707	1.50%	22,389	1.49%
80.01% to 90.00%	15,378	5.26%	14,540	1.37%	12,699	1.59%
80.00% and below	129	3.80%	137	2.42%	159	2.43%

Total	$49,986	5.96%	$47,866	1.78%	$43,084	1.89%

Loan grade
Prime	$49,572	5.76%	$47,433	1.57%	$42,587	1.63%
A minus and sub-prime	414	21.09%	433	16.96%	497	16.69%

Total	$49,986	5.96%	$47,866	1.78%	$43,084	1.89%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $439 million as of June 30, 2020.

Australia Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Adjusted Operating Income and Sales—Australia Mortgage Insurance Segment

(amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$62	$69	$131	$72	$77	$80	$83	$312
Net investment income	8	10	18	11	13	15	16	55
Net investment gains (losses)	66	(53)	13	19	(9)	1	12	23
Policy fees and other income	—	1	1	—	1	—	(1)	—

Total revenues	136	27	163	102	82	96	110	390

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	24	63	22	28	26	28	104
Acquisition and operating expenses, net of deferrals	18	17	35	18	17	17	17	69
Amortization of deferred acquisition costs and intangibles	6	8	14	6	9	9	9	33
Goodwill impairment	5	—	5	—	—	—	—	—
Interest expense	2	1	3	2	2	2	2	8

Total benefits and expenses	70	50	120	48	56	54	56	214

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	66	(23)	43	54	26	42	54	176
Provision (benefit) for income taxes	20	(7)	13	16	8	13	16	53

INCOME (LOSS) FROM CONTINUING OPERATIONS	46	(16)	30	38	18	29	38	123
Less: net income (loss) from continuing operations attributable to noncontrolling interests	23	(6)	17	19	10	15	20	64

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	23	(10)	13	19	8	14	18	59

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(34)	27	(7)	(10)	5	(1)	(6)	(12)
Goodwill impairment, net(2)	3	—	3	—	—	—	—	—
Taxes on adjustments	9	(8)	1	3	(1)	—	2	4

ADJUSTED OPERATING INCOME(3)	$1	$9	$10	$12	$12	$13	$14	$51

SALES:
New Insurance Written (NIW)
Flow	$4,400	$4,100	$8,500	$4,900	$4,600	$3,700	$3,400	$16,600
Bulk	100	200	300	400	—	1,200	500	2,100

Total Australia NIW(4),(5)	$4,500	$4,300	$8,800	$5,300	$4,600	$4,900	$3,900	$18,700

(1) Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:

Net investment (gains) losses, gross	$(66)	$53	$(13)	$(19)	$9	$(1)	$(12)	$(23)
Adjustment for net investment gains (losses) attributable to noncontrolling interests	32	(26)	6	9	(4)	—	6	11

Net investment (gains) losses, net	$(34)	$27	$(7)	$(10)	$5	$(1)	$(6)	$(12)

(2)	For the three and six months ended June 30, 2020, goodwill impairment was adjusted by $2 million for the portion attributable to noncontrolling interests.
(3)

Adjusted operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $1 million and $11 million for the three and six months ended June 30, 2020, respectively.

(4)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $5,000 million and $9,500 million for the three and six months ended June 30, 2020, respectively.

(5)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The new insurance written associated with these arrangements is excluded from these metrics.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$70	$62	$132	$92	$70	$58	$52	$272
Loss Ratio(1)	63%	34%	48%	30%	36%	34%	34%	33%
Expense Ratio (Net Earned Premiums)(2)	47%	36%	41%	34%	34%	33%	31%	33%
Expense Ratio (Net Premiums Written)(3)	41%	40%	41%	26%	38%	44%	50%	38%

Primary Insurance In-Force(4)	$210,200	$188,400		$215,700	$206,400	$215,600	$219,200
Primary Risk In-Force(4),(5)
Flow	$67,700	$60,700		$69,400	$66,400	$69,100	$70,600
Bulk	5,500	5,000		5,700	5,500	6,000	5,700

Total	$73,200	$65,700		$75,100	$71,900	$75,100	$76,300

	June 30, 2020				March 31, 2020
Risk In-Force by Loan-To-Value Ratio(4),(6)	Primary	Flow	Bulk		Primary	Flow	Bulk
95.01% and above	$9,613	$9,613	$—		$8,669	$8,669	$—
90.01% to 95.00%	21,066	21,057	9		18,719	18,711	8
80.01% to 90.00%	23,481	23,403	78		20,899	20,828	71
80.00% and below	19,060	13,675	5,385		17,363	12,517	4,846

Total	$73,220	$67,748	$5,472		$65,650	$60,725	$4,925

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of benefits and other changes in policy reserves to net earned premiums.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The insurance in-force and risk in-force associated with these arrangements are excluded from these metrics. The risk in-force on these transactions was approximately $162 million, $143 million, $162 million, $152 million, $157 million and $157 million as of June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

(5)

The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Australia has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented. Australia also has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor.

(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance(1)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Insured loans in-force	1,236,657	1,284,120	1,290,216	1,293,961	1,308,811
Insured delinquent loans	7,614	7,274	7,221	7,713	7,891
Insured delinquency rate	0.62%	0.57%	0.56%	0.60%	0.60%

Flow loans in-force	1,137,784	1,183,889	1,189,019	1,192,282	1,200,603
Flow delinquent loans	7,380	7,055	7,003	7,469	7,642
Flow delinquency rate	0.65%	0.60%	0.59%	0.63%	0.64%

Bulk loans in-force	98,873	100,231	101,197	101,679	108,208
Bulk delinquent loans	234	219	218	244	249
Bulk delinquency rate	0.24%	0.22%	0.22%	0.24%	0.23%

Loss Metrics	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Beginning Reserves	$184	$208	$204	$209	$204
Paid claims(2)	(22)	(21)	(25)	(24)	(20)
Increase in reserves	39	24	22	27	27
Impact of changes in foreign exchange rates	25	(27)	7	(8)	(2)

Ending Reserves	$226	$184	$208	$204	$209

	June 30, 2020		March 31, 2020		June 30, 2019
State and Territory(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	27%	0.51%	27%	0.44%	27%	0.45%
Queensland	23	0.78%	23	0.75%	23	0.81%
Victoria	23	0.46%	23	0.42%	23	0.45%
Western Australia	13	1.06%	13	1.00%	13	1.10%
South Australia	6	0.70%	6	0.67%	6	0.68%
Australian Capital Territory	3	0.27%	3	0.25%	3	0.25%
Tasmania	2	0.27%	2	0.30%	2	0.31%
New Zealand	2	0.03%	2	0.02%	2	0.02%
Northern Territory	1	0.87%	1	0.83%	1	0.83%

Total	100%	0.62%	100%	0.57%	100%	0.60%

By Policy Year(1)
2011 and prior	44%	0.55%	46%	0.50%	48%	0.54%
2012	5	1.01%	5	0.93%	6	1.11%
2013	6	1.12%	6	1.06%	7	1.10%
2014	7	1.10%	7	1.05%	8	0.97%
2015	7	0.89%	7	0.79%	7	0.82%
2016	6	0.71%	6	0.64%	7	0.60%
2017	6	0.57%	6	0.51%	7	0.36%
2018	7	0.41%	7	0.35%	7	0.15%
2019	8	0.10%	8	0.04%	3	0.01%
2020	4	0.01%	2	—%	—	—%

Total	100%	0.62%	100%	0.57%	100%	0.60%

(1)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The loans in-force, including delinquent loans, and risk in-force associated with these arrangements are excluded from these metrics.

(2)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(Australian dollar amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$35	$31	$66	$37	$35	$28	$30	$130

Total Paid Claims	$35	$31	$66	$37	$35	$28	$30	$130

Average Paid Claim (in thousands)	$97.0	$92.7		$99.4	$97.9	$94.1	$94.2

Average Reserve Per Delinquency (in thousands)	$43.0	$41.3		$41.1	$39.2	$37.8	$38.4

Loss Metrics
Beginning Reserves	$301	$297	$297	$302	$298	$288	$279	$279
Paid claims(1)	(35)	(31)	(66)	(37)	(35)	(28)	(30)	(130)
Increase in reserves	62	35	97	32	39	38	39	148

Ending Reserves	$328	$301	$328	$297	$302	$298	$288	$297

Loan Amount(2),(3)
Over $550K	21%	20%		19%	19%	19%	18%
$400K to $550K	22	22		22	22	21	21
$250K to $400K	33	32		33	33	33	34
$100K to $250K	20	21		21	21	22	22
$100K or Less	4	5		5	5	5	5

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)(3)	$246	$240		$238	$236	$235	$233

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The loans in-force associated with these arrangements are excluded from these metrics.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$712	$718	$1,430	$722	$717	$713	$709	$2,861
Net investment income	692	695	1,387	705	722	724	701	2,852
Net investment gains (losses)	118	(70)	48	23	11	(36)	84	82
Policy fees and other income	142	144	286	153	152	187	151	643

Total revenues	1,664	1,487	3,151	1,603	1,602	1,588	1,645	6,438

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,213	1,297	2,510	1,307	1,225	1,211	1,236	4,979
Interest credited	97	100	197	101	106	106	106	419
Acquisition and operating expenses, net of deferrals	147	151	298	156	158	142	148	604
Amortization of deferred acquisition costs and intangibles	83	87	170	150	89	67	66	372
Interest expense	—	5	5	4	4	4	5	17

Total benefits and expenses	1,540	1,640	3,180	1,718	1,582	1,530	1,561	6,391

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	124	(153)	(29)	(115)	20	58	84	47
Provision (benefit) for income taxes	33	(27)	6	(19)	10	19	24	34

INCOME (LOSS) FROM CONTINUING OPERATIONS	91	(126)	(35)	(96)	10	39	60	13

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(121)	67	(54)	(24)	(14)	35	(86)	(89)
Losses on early extinguishment of debt	—	4	4	—	—	—	—	—
Expenses related to restructuring	—	—	—	—	—	(1)	4	3
Taxes on adjustments	25	(15)	10	5	3	(7)	17	18

ADJUSTED OPERATING INCOME (LOSS)	$(5)	$(70)	$(75)	$(115)	$(1)	$66	$(5)	$(55)

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(118)	$70	$(48)	$(23)	$(11)	$36	$(84)	$(82)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(3)	(3)	(6)	(1)	(3)	(1)	(2)	(7)

Net investment (gains) losses, net	$(121)	$67	$(54)	$(24)	$(14)	$35	$(86)	$(89)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$649	$642	$1,291	$663	$652	$640	$628	$2,583
Net investment income	422	419	841	424	432	428	406	1,690
Net investment gains (losses)	129	(55)	74	19	28	(15)	80	112
Policy fees and other income	—	—	—	—	(2)	2	—	—

Total revenues	1,200	1,006	2,206	1,106	1,110	1,055	1,114	4,385

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	876	928	1,804	925	916	896	927	3,664
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	103	101	204	105	106	93	101	405
Amortization of deferred acquisition costs and intangibles	21	24	45	25	25	26	25	101
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	1,000	1,053	2,053	1,055	1,047	1,015	1,053	4,170

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	200	(47)	153	51	63	40	61	215
Provision (benefit) for income taxes	49	(4)	45	17	19	15	19	70

INCOME (LOSS) FROM CONTINUING OPERATIONS	151	(43)	108	34	44	25	42	145

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(129)	55	(74)	(19)	(28)	15	(80)	(112)
Expenses related to restructuring	—	—	—	—	—	(1)	2	1
Taxes on adjustments	26	(11)	15	4	5	(2)	16	23

ADJUSTED OPERATING INCOME (LOSS)	$48	$1	$49	$19	$21	$37	$(20)	$57

RATIOS:
Loss Ratio(1)	69%	78%	74%	76%	76%	74%	81%	77%
Gross Benefits Ratio(2)	135%	145%	140%	140%	140%	140%	148%	142%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$63	$76	$139	$59	$65	$73	$81	$278
Net investment income	127	130	257	128	133	130	133	524
Net investment gains (losses)	5	1	6	6	(2)	(3)	10	11
Policy fees and other income	140	141	281	150	151	182	148	631

Total revenues	335	348	683	343	347	382	372	1,444

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	289	302	591	335	228	244	242	1,049
Interest credited	57	59	116	58	60	58	58	234
Acquisition and operating expenses, net of deferrals	34	39	73	39	40	37	34	150
Amortization of deferred acquisition costs and intangibles	53	44	97	109	50	28	27	214
Interest expense	—	5	5	4	4	4	5	17

Total benefits and expenses	433	449	882	545	382	371	366	1,664

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(98)	(101)	(199)	(202)	(35)	11	6	(220)
Provision (benefit) for income taxes	(21)	(22)	(43)	(43)	(8)	3	1	(47)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(77)	(79)	(156)	(159)	(27)	8	5	(173)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(5)	(1)	(6)	(6)	2	3	(10)	(11)
Losses on early extinguishment of debt	—	4	4	—	—	—	—	—
Expenses related to restructuring	—	—	—	—	—	—	1	1
Taxes on adjustments	1	(1)	—	1	—	(1)	2	2

ADJUSTED OPERATING INCOME (LOSS)	$(81)	$(77)	$(158)	$(164)	$(25)	$10	$(2)	$(181)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Adjusted Operating Income—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	143	146	289	153	157	166	162	638
Net investment gains (losses)	(16)	(16)	(32)	(2)	(15)	(18)	(6)	(41)
Policy fees and other income	2	3	5	3	3	3	3	12

Total revenues	129	133	262	154	145	151	159	609

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	48	67	115	47	81	71	67	266
Interest credited	40	41	81	43	46	48	48	185
Acquisition and operating expenses, net of deferrals	10	11	21	12	12	12	13	49
Amortization of deferred acquisition costs and intangibles	9	19	28	16	14	13	14	57
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	107	138	245	118	153	144	142	557

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	22	(5)	17	36	(8)	7	17	52
Provision (benefit) for income taxes	5	(1)	4	7	(1)	1	4	11

INCOME (LOSS) FROM CONTINUING OPERATIONS	17	(4)	13	29	(7)	6	13	41

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	13	13	26	1	12	17	4	34
Expenses related to restructuring	—	—	—	—	—	—	1	1
Taxes on adjustments	(2)	(3)	(5)	—	(2)	(4)	(1)	(7)

ADJUSTED OPERATING INCOME	$28	$6	$34	$30	$3	$19	$17	$69

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$16	$16	$32	$2	$15	$18	$6	$41
Adjustment for DAC and other intangible amortization and certain benefit reserves	(3)	(3)	(6)	(1)	(3)	(1)	(2)	(7)

Net investment (gains) losses, net	$13	$13	$26	$1	$12	$17	$4	$34

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Adjusted Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$54	$49	$103	$45	$48	$47	$47	$187
Net investment gains (losses)	4	(75)	(71)	(12)	(9)	(4)	—	(25)
Policy fees and other income	32	33	65	35	35	35	35	140

Total revenues	90	7	97	68	74	78	82	302

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	4	20	24	5	8	13	1	27
Interest credited	42	41	83	37	40	40	41	158
Acquisition and operating expenses, net of deferrals	11	13	24	13	13	13	13	52
Amortization of deferred acquisition costs and intangibles	(1)	17	16	2	10	4	2	18

Total benefits and expenses	56	91	147	57	71	70	57	255

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	34	(84)	(50)	11	3	8	25	47
Provision (benefit) for income taxes	6	(18)	(12)	2	—	1	5	8

INCOME (LOSS) FROM CONTINUING OPERATIONS	28	(66)	(38)	9	3	7	20	39

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(5)	67	62	10	9	2	—	21
Taxes on adjustments	1	(14)	(13)	(2)	(2)	—	—	(4)

ADJUSTED OPERATING INCOME (LOSS)	$24	$(13)	$11	$17	$10	$9	$20	$56

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(4)	$75	$71	$12	$9	$4	$—	$25
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	(8)	(9)	(2)	—	(2)	—	(4)

Net investment (gains) losses, net	$(5)	$67	$62	$10	$9	$2	$—	$21

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Adjusted Operating Loss—Corporate and Other(1)

(amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$2	$4	$2	$2	$2	$2	$8
Net investment income	1	6	7	3	2	2	2	9
Net investment gains (losses)	(28)	46	18	(8)	5	(7)	(21)	(31)
Policy fees and other income	(1)	1	—	(1)	2	—	1	2

Total revenues	(26)	55	29	(4)	11	(3)	(16)	(12)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	2	1	3	1	—	1	1	3
Acquisition and operating expenses, net of deferrals	—	18	18	12	8	13	13	46
Amortization of deferred acquisition costs and intangibles	1	—	1	2	1	—	—	3
Interest expense	42	46	88	54	53	54	53	214

Total benefits and expenses	45	65	110	69	62	68	67	266

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(71)	(10)	(81)	(73)	(51)	(71)	(83)	(278)
Provision (benefit) for income taxes	(12)	2	(10)	(16)	(21)	(7)	(9)	(53)

LOSS FROM CONTINUING OPERATIONS	(59)	(12)	(71)	(57)	(30)	(64)	(74)	(225)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	28	(46)	(18)	8	(5)	7	21	31
(Gains) losses on early extinguishment of debt	(3)	8	5	—	—	—	—	—
Expenses related to restructuring	1	1	2	—	—	1	—	1
Taxes on adjustments	(5)	8	3	(1)	—	(1)	(5)	(7)

ADJUSTED OPERATING LOSS	$(38)	$(41)	$(79)	$(50)	$(35)	$(57)	$(58)	$(200)

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain smaller international mortgage insurance businesses.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Investments Summary

(amounts in millions)

		June 30, 2020		March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities(1)	$35,802	45%	$33,056	46%	$33,684	45%	$34,280	46%	$32,958	46%
	Private fixed maturity securities	13,952	18	12,736	17	13,384	18	13,411	18	13,091	18
	Residential mortgage-backed securities(2)	2,151	3	2,243	3	2,232	3	2,335	3	2,395	3
	Commercial mortgage-backed securities	2,952	4	2,963	4	3,006	4	3,051	4	2,970	4
	Other asset-backed securities	2,921	4	3,061	4	3,257	4	3,337	5	3,287	5
	State and political subdivisions(1)	2,998	4	2,864	4	2,747	4	2,729	4	2,636	4
	Non-investment grade fixed maturity securities	2,768	4	2,128	3	2,029	3	2,090	3	2,154	3
	Equity securities:
	Common stocks and mutual funds	104	—	91	—	105	—	107	—	111	—
	Preferred stocks	102	—	97	—	134	—	132	—	151	—
	Commercial mortgage loans, net	6,917	9	6,915	10	6,963	9	7,033	10	7,019	10
	Policy loans	2,182	3	2,052	3	2,058	3	2,069	3	2,076	3
	Cash, cash equivalents, restricted cash and short-term investments	2,809	3	2,696	3	3,601	5	1,839	2	1,907	3
	Securities lending	59	—	58	—	51	—	62	—	113	—
Other invested assets:	Limited partnerships	764	1	671	1	634	1	565	1	512	1
	Derivatives:
	Interest rate swaps	939	1	1,002	1	197	—	402	1	144	—
	Foreign currency swaps	17	—	21	—	4	—	10	—	5	—
	Equity index options	66	—	62	—	81	—	62	—	65	—
	Other foreign currency contracts	2	—	16	—	8	—	13	—	8	—
	Other	414	1	422	1	397	1	369	—	357	—

	Total invested assets and cash	$77,919	100%	$73,154	100%	$74,572	100%	$73,896	100%	$71,959	100%

	Public Fixed Maturity Securities—Credit Quality:
NRSRO(3) Designation
	AAA	$10,805	25%	$11,025	27%	$10,160	24%	$10,561	25%	$10,195	24%
	AA	3,636	8	3,554	8	3,536	8	3,758	9	3,674	9
	A	11,970	27	11,268	27	12,315	29	12,040	28	11,690	28
	BBB	16,780	37	14,807	35	15,041	36	15,418	35	14,768	36
	BB	1,506	3	1,139	3	1,040	3	1,093	3	1,128	3
	B	73	—	50	—	44	—	53	—	76	—
	CCC and lower	24	—	21	—	26	—	25	—	25	—

	Total public fixed maturity securities	$44,794	100%	$41,864	100%	$42,162	100%	$42,948	100%	$41,556	100%

	Private Fixed Maturity Securities—Credit Quality:
NRSRO(3) Designation
	AAA	$1,526	8%	$1,382	8%	$1,536	8%	$1,594	9%	$1,504	8%
	AA	2,209	12	2,090	12	2,235	12	2,254	12	2,315	13
	A	5,320	28	4,914	28	5,182	29	5,296	29	5,286	30
	BBB	8,530	46	7,883	46	8,305	46	8,222	45	7,905	44
	BB	994	5	819	5	844	5	851	5	865	5
	B	160	1	98	1	73	—	66	—	58	—
	CCC and lower	11	—	1	—	2	—	2	—	2	—

	Total private fixed maturity securities	$18,750	100%	$17,187	100%	$18,177	100%	$18,285	100%	$17,935	100%

(1)	Certain fixed maturity securities balances have been reclassified as of December 31, 2019 to conform to the current period presentation.
(2)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(3)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Fixed Maturity Securities Summary

(amounts in millions)

	June 30, 2020		March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:

U.S. government, agencies and government-sponsored enterprises	$5,602	9%	$5,771	10%	$5,025	8%	$5,254	9%	$4,987	8%
State and political subdivisions(1)	2,998	5	2,864	5	2,747	5	2,729	4	2,636	4
Foreign government	1,542	2	1,201	2	1,350	2	1,359	2	1,336	2
U.S. corporate(1)	34,395	54	31,077	52	32,111	54	32,424	54	31,329	53
Foreign corporate	10,885	17	9,799	17	10,525	17	10,656	17	10,462	18
Residential mortgage-backed securities	2,184	3	2,273	4	2,270	4	2,375	4	2,436	4
Commercial mortgage-backed securities	2,970	5	2,981	5	3,026	5	3,071	5	2,989	5
Other asset-backed securities	2,968	5	3,085	5	3,285	5	3,365	5	3,316	6

Total fixed maturity securities	$63,544	100%	$59,051	100%	$60,339	100%	$61,233	100%	$59,491	100%

Corporate Bond Holdings—Industry Sector:

Investment Grade:
Finance and insurance	$10,611	23%	$9,523	23%	$9,881	23%	$9,995	22%	$9,669	23%
Utilities	6,052	13	5,555	14	5,743	14	5,868	14	5,697	14
Energy	3,193	7	2,799	7	3,699	9	3,801	9	3,732	9
Consumer—non-cyclical	6,836	15	6,163	15	6,247	15	6,293	15	6,043	14
Consumer—cyclical	2,076	5	1,856	4	1,937	5	2,003	5	1,836	4
Capital goods	3,511	8	3,076	8	3,161	7	3,243	8	3,108	7
Industrial	2,210	5	2,063	5	2,201	5	2,188	5	2,093	5
Technology and communications	4,221	9	3,966	10	3,966	9	3,919	9	3,821	10
Transportation	2,151	5	2,047	5	2,127	5	2,189	5	2,121	5
Other(1)	1,847	4	1,855	4	1,839	4	1,691	4	1,719	4

Subtotal	42,708	94	38,903	95	40,801	96	41,190	96	39,839	95

Non-Investment Grade:
Finance and insurance	258	1	211	1	212	1	208	—	216	1
Utilities	97	—	77	—	83	—	85	—	100	—
Energy	676	1	391	1	319	1	346	1	331	1
Consumer—non-cyclical	218	1	196	1	138	—	138	—	155	—
Consumer—cyclical	297	1	225	1	220	1	233	1	243	1
Capital goods	130	—	149	—	155	—	137	—	157	—
Industrial	288	1	193	—	183	—	224	1	207	—
Technology and communications	437	1	418	1	417	1	425	1	465	2
Transportation	49	—	29	—	8	—	8	—	8	—
Other	122	—	84	—	100	—	86	—	70	—

Subtotal	2,572	6	1,973	5	1,835	4	1,890	4	1,952	5

Total	$45,280	100%	$40,876	100%	$42,636	100%	$43,080	100%	$41,791	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$1,517	2%	$1,421	2%	$1,434	2%	$1,587	3%	$1,684	3%
Due after one year through five years	10,054	16	8,949	15	9,381	16	9,655	16	9,689	16
Due after five years through ten years	14,478	23	12,642	21	12,296	20	12,387	20	11,985	20
Due after ten years	29,373	46	27,700	48	28,647	48	28,793	47	27,392	46

Subtotal	55,422	87	50,712	86	51,758	86	52,422	86	50,750	85
Mortgage and asset-backed securities	8,122	13	8,339	14	8,581	14	8,811	14	8,741	15

Total fixed maturity securities	$63,544	100%	$59,051	100%	$60,339	100%	$61,233	100%	$59,491	100%

(1)	Certain fixed maturity securities balances have been reclassified as of December 31, 2019 to conform to the current period presentation.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities—taxable	$601	$622	$1,223	$616	$631	$634	$613	$2,494
Fixed maturity securities—non-taxable	1	2	3	2	2	2	2	8
Commercial mortgage loans	84	85	169	94	87	85	82	348
Equity securities	2	2	4	3	4	5	4	16
Other invested assets	52	49	101	50	49	47	44	190
Limited partnerships	14	(2)	12	4	13	12	15	44
Policy loans	49	49	98	42	47	45	46	180
Cash, cash equivalents, restricted cash and short-term investments	4	11	15	9	8	11	11	39

Gross investment income before expenses and fees	807	818	1,625	820	841	841	817	3,319
Expenses and fees	(21)	(25)	(46)	(26)	(25)	(25)	(23)	(99)

Net investment income	$786	$793	$1,579	$794	$816	$816	$794	$3,220

Annualized Yields
Fixed maturity securities—taxable	4.4%	4.6%	4.5%	4.6%	4.7%	4.7%	4.6%	4.6%
Fixed maturity securities—non-taxable	2.6%	5.2%	4.1%	6.0%	6.1%	6.1%	6.1%	6.1%
Commercial mortgage loans	4.9%	4.9%	4.9%	5.4%	5.0%	4.9%	4.8%	5.0%
Equity securities	4.1%	3.8%	3.8%	5.0%	6.4%	7.8%	6.1%	6.3%
Other invested assets(1)	49.8%	47.8%	49.0%	52.2%	54.0%	56.1%	65.7%	57.2%
Limited partnerships(2)	7.8%	(1.2)%	3.5%	2.7%	9.7%	9.9%	13.8%	8.5%
Policy loans	9.3%	9.5%	9.3%	8.1%	9.1%	8.8%	9.5%	8.9%
Cash, cash equivalents, restricted cash and short-term investments	0.6%	1.4%	1.0%	1.3%	1.7%	2.2%	2.1%	1.7%

Gross investment income before expenses and fees	4.8%	4.9%	4.8%	4.9%	5.1%	5.1%	5.0%	5.0%
Expenses and fees	(0.1)%	(0.2)%	(0.1)%	(0.2)%	(0.2)%	(0.1)%	(0.2)%	(0.1)%

Net investment income	4.7%	4.7%	4.7%	4.7%	4.9%	5.0%	4.8%	4.9%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 44 herein for average invested assets and cash used in the yield calculation.

(1)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.
(2)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2020			2019
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$2	$2	$4	$(2)	$11	$(16)	$30	$23
U.S. government, agencies and government-sponsored enterprises	94	—	94	—	—	2	33	35
Foreign corporate	4	—	4	1	1	(1)	(1)	—
Foreign government	10	5	15	4	2	2	—	8
State and political subdivisions	—	—	—	—	—	—	—	—
Mortgage-backed securities	4	—	4	—	1	1	(2)	—
Asset-backed securities	(2)	—	(2)	—	—	—	(1)	(1)
Foreign exchange	2	6	8	2	1	1	(1)	3

Total net realized gains (losses) on available-for-sale securities	114	13	127	5	16	(11)	58	68

Impairments:
Bank loans	—	—	—	(1)	—	—	—	(1)

Total impairments	—	—	—	(1)	—	—	—	(1)

Net change in allowance for credit losses on available-for-sale fixed maturity securities	(7)	—	(7)	—	—	—	—	—
Net realized gains (losses) on equity securities sold	—	—	—	—	6	—	3	9
Net unrealized gains (losses) on equity securities still held	9	(19)	(10)	1	(4)	5	12	14
Limited partnerships	37	(40)	(3)	19	6	(11)	15	29
Commercial mortgage loans	1	—	1	(1)	(1)	1	(1)	(2)
Derivative instruments	10	(105)	(95)	(1)	(29)	(30)	(12)	(72)
Other	(5)	(1)	(6)	1	4	—	—	5

Net investment gains (losses), gross	159	(152)	7	23	(2)	(46)	75	50
Adjustment for DAC and other intangible amortization and certain benefit reserves	4	11	15	3	3	3	2	11
Adjustment for net investment (gains) losses attributable to noncontrolling interests	(32)	26	(6)	(9)	4	—	(6)	(11)

Net investment gains (losses), net	$131	$(115)	$16	$17	$5	$(43)	$71	$50

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
U.S. GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(506)	$103	$343	$31	$159
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$10,618	$10,695	$10,650	$10,646	$10,609
U.S. GAAP Basis ROE(1)/(2)	(4.8)%	1.0%	3.2%	0.3%	1.5%

Operating ROE
Adjusted operating income for the twelve months ended(1)	$159	$358	$420	$91	$67
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$10,618	$10,695	$10,650	$10,646	$10,609
Operating ROE(1)/(2)	1.5%	3.3%	3.9%	0.9%	0.6%

Quarterly Average ROE	Three months ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
U.S. GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$(441)	$(66)	$(17)	$18	$168
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$10,415	$10,693	$10,759	$10,755	$10,663
Annualized U.S. GAAP Quarterly Basis ROE(3)/(4)	(16.9)%	(2.5)%	(0.6)%	0.7%	6.3%

Operating ROE
Adjusted operating income (loss) for the period ended(3)	$(21)	$33	$24	$123	$178
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$10,415	$10,693	$10,759	$10,755	$10,663
Annualized Operating Quarterly Basis ROE(3)/(4)	(0.8)%	1.2%	0.9%	4.6%	6.7%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Reconciliation of Reported Yield to Core Yield

		2020			2019
	(Assets—amounts in billions)	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$77.9	$73.2	$77.9	$74.6	$73.9	$72.0	$69.5	$74.6
	Subtract:
	Securities lending	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
	Unrealized gains (losses)	9.7	6.0	9.7	6.9	7.5	5.7	3.7	6.9

	Adjusted end of period invested assets and cash	$68.1	$67.1	$68.1	$67.6	$66.3	$66.2	$65.7	$67.6

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$67.6	$67.3	$67.6	$66.9	$66.2	$66.0	$65.7	$66.3

	(Income—amounts in millions)

(B)	Reported—Net Investment Income	$786	$793	$1,579	$794	$816	$816	$794	$3,220
	Subtract:
	Bond calls and commercial mortgage loan prepayments	8	16	24	23	13	7	6	49
	Other non-core items(1)	2	7	9	(2)	8	7	2	15

(C)	Core Net Investment Income	$776	$770	$1,546	$773	$795	$802	$786	$3,156

(B) / (A)	Reported Yield	4.65%	4.71%	4.67%	4.74%	4.93%	4.95%	4.83%	4.86%
(C) / (A)	Core Yield	4.59%	4.57%	4.57%	4.62%	4.80%	4.86%	4.79%	4.76%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2020

Financial Strength Ratings As Of July 28, 2020

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BB+ (Marginal)	Baa3 (Adequate)	N/A
Genworth Financial Mortgage Insurance Pty Limited (Australia)(1)	A (Strong)	N/A	N/A
Genworth Life Insurance Company	N/A	N/A	C++ (Marginal)
Genworth Life and Annuity Insurance Company	N/A	N/A	B (Fair)
Genworth Life Insurance Company of New York	N/A	N/A	C++ (Marginal)

The S&P, Moody’s, A.M. Best, HR Ratings and Fitch Rating Service (Fitch) ratings included herewith represent those solicited by the company and are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that an insurer rated “A” (Strong) has strong financial security characteristics that outweigh any vulnerabilities and is highly likely to have the ability to meet financial commitments. Insurers rated “A” (Strong) or “BB” (Marginal) have strong or marginal financial security characteristics, respectively. The “A” and “BB” ranges are the third- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A” and “BB+” ratings are the sixth- and eleventh-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Baa” (Adequate) offer adequate financial security. The “Baa” (Adequate) range is the fourth-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “Baa3” rating is the tenth-highest of Moody’s 21 ratings categories.

A.M. Best states that its “B” (Fair) rating is assigned to companies that have, in its opinion, a fair ability to meet their ongoing insurance obligations while “C++” (Marginal) is assigned to those companies that have, in its opinion, a marginal ability to meet their ongoing insurance obligations. The “B” (Fair) and “C++” (Marginal) ratings are the seventh- and ninth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A” rating is the sixth-highest of Fitch’s 21 ratings categories.

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA” long-term rating is the second-highest of HR Rating’s eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best, Fitch and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. These and other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis. The company does not provide information to agencies issuing unsolicited ratings and cannot ensure that any agencies that rate the company or its insurance subsidiaries on an unsolicited basis will continue to do so.

(1)	Genworth Financial Mortgage Insurance Pty Limited (Australia) is also rated “A” by Fitch.